UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 16, 2011

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This report on Form 8-K/A amends the disclosure in Item 5.07 of the report on Form 8-K dated April 20, 2011, of Greenhill & Co., Inc. (“Greenhill”), to disclose Greenhill’s decision in light of the shareholder advisory vote on the frequency of future shareholder advisory votes on Greenhill’s executive compensation (the “say on pay vote”).
Section 5. Corporate Governance and Management
     Item 5.07. Submission of Matters to a Vote of Security Holders.
          (d) Greenhill’s Board of Directors has carefully evaluated the results of the advisory vote on the frequency of future say on pay votes. In light of the results of such vote, the Board has determined that Greenhill will hold an advisory say on pay vote annually. Greenhill’s Board will reevaluate this determination after the next shareholder advisory vote on the frequency of say on pay votes.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: July 18, 2011	By:	/s/ Ulrika Ekman
		Name:	Ulrika Ekman
		Title:	General Counsel